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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 20, 1999



                           CARAUSTAR INDUSTRIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                   0-20646                        58-1388387
----------------------------    ------------------------   ------------------------------------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer Identification No.)
      of Incorporation)


                             3100 Washington Street
                             Austell, Georgia 30106
        ---------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770) 948-3101
        ---------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
        ---------------------------------------------------------------
             (Former name or address, if changed from last report)

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Item 5.           Other Events.

         Caraustar Industries, Inc. issued press releases on April 20, 1999 (a copy of which is attached as Exhibit 99.1) and May 10, 1999 (a copy of which is attached as Exhibit 99.2), the contents of which are incorporated herein by reference.

Item 7.           Exhibits.

         The following exhibits are filed as part of this report.

         Exhibit 99.1 -- Press release dated April 20, 1999

         Exhibit 99.2 -- Press release dated May 10, 1999


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 1999

                                        CARAUSTAR INDUSTRIES, INC.

                                        By:  /s/ H. Lee Thrash, III
                                             ----------------------------------
                                             H. Lee Thrash, III
                                             Vice President and
                                             Chief Financial Officer


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                                 Exhibit Index

         Exhibit                                               Exhibit No.
         -------                                               -----------

         Press release dated April 20, 1999                       99.1

         Press release dated May 10, 1999                         99.2



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